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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 5, 2005




                                 OCCULOGIX, INC.
             (Exact name of Registrant as specified in its Charter)


         Delaware                       000 51030           59-343-4771
(State or other Jurisdiction)          (Commission         (IRS Employer
     of Incorporation)                 File Number)      Identification No.)


                     2600 Skymark Avenue, Unit 9, Suite 201
                          Mississauga, Ontario L4W 5B2
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (905) 602-0887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 Results of Operations and Financial Condition

On May 5, 2005, the Company issued a press release announcing financial results for the three months ended March 31, 2005. A copy of the press release is attached as an exhibit to this Current Report.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1     Press Release of OccuLogix, Inc. dated May 5, 2005.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              OCCULOGIX, INC.

Date:  May 9, 2005
                                              By: /s/ William G. Dumencu
                                                  ----------------------------
                                                      William G. Dumencu
                                                      Chief Financial Officer